Exhibit 99.2

ReWalk Robotics Announces Closing of $32.5 Million Registered Direct Offering
Priced At Premium to Market

MARLBOROUGH, Mass., BERLIN, Germany and YOKNEAM ILIT, Israel, Sept. 29, 2021 - ReWalk Robotics Ltd. (Nasdaq: RWLK) (“ReWalk” or the “Company”) today announced the closing of its previously announced registered direct offering, priced at-the-market under Nasdaq rules, for the sale of 16,013,518 of the Company’s ordinary shares (or pre-funded warrants to purchase ordinary shares in lieu of ordinary shares), at an effective purchase price of $2.035 per share. ReWalk also issued to the investors unregistered warrants to purchase up to an aggregate amount of 8,006,759 ordinary shares in a concurrent private placement.

H.C. Wainwright & Co. acted as the exclusive placement agent for the offering.

The warrants have a term of five and one-half years, exercisable immediately upon issuance and have an exercise price of $2.00 per ordinary share.

The gross proceeds from the offering were approximately $32.5 million. The Company intends to use the net proceeds from the offering for the following purposes: (i) sales, marketing and reimbursement expenses related to market development activities of the Company’s ReStore and Personal 6.0 devices, broadening third-party payor and CMS coverage for the ReWalk Personal device and commercializing its new product lines added through distribution agreements; (ii) research and development of the Company’s lightweight exo-suit technology for potential home personal health utilization for multiple indications and future generation designs for ReWalk’s spinal cord injury device; (iii) routine product updates; and (iv) general corporate purposes, including working capital needs; and (v) potential acquisitions of businesses.

The Company’s ordinary shares (or pre-funded warrants to purchase ordinary shares in lieu of ordinary shares) (but not the unregistered warrants or the ordinary shares underlying the unregistered warrants) were offered by ReWalk in a registered direct offering pursuant to a “shelf” registration statement on Form S-3 (File No. 333-231305) previously filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2019 and declared effective by the SEC on May 23, 2019. Such ordinary shares were offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and an accompanying base prospectus relating to the ordinary shares (or pre-funded warrants to purchase ordinary shares in lieu of ordinary shares) offered in the registered direct offering were filed with the SEC and are available on the SEC’s website located at http://www.sec.gov. Electronic copies of the final prospectus supplement and accompanying prospectus relating to the registered direct offering may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at (212) 856-5711 or email at placements@hcwco.com.

The warrants and the ordinary shares issuable upon exercise of the warrants (as described above) are being offered in a private placement pursuant to the exemptions provided in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Act”), and Rule 506(b) promulgated thereunder. Neither these warrants nor the ordinary shares issuable upon exercise of the warrants are being registered under the Act, and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements.

This press release shall not constitute an offer to sell, or a solicitation of an offer to buy, any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

About ReWalk Robotics Ltd.

ReWalk Robotics Ltd. develops, manufactures and markets wearable robotic exoskeletons for individuals with lower limb disabilities as a result of spinal cord injury or stroke.  ReWalk’s mission is to fundamentally change the quality of life for individuals with lower limb disability through the creation and development of market leading robotic technologies. Founded in 2001, ReWalk has headquarters in the U.S., Israel and Germany. For more information on the ReWalk systems, please visit www.rewalk.com.

ReWalk® is a registered trademark of ReWalk Robotics Ltd. in Israel and the United States.

ReStore® is a registered trademark of ReWalk Robotics Ltd. in the United States, Europe and the United Kingdom.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk's future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like "anticipate," "assume," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "future," "will," "should," "would," "seek" and similar terms or phrases. The forward-looking statements contained in this press release are based on management's current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk's control. Important factors that could cause ReWalk's actual results to differ materially from those indicated in the forward-looking statements include, among others: market and other conditions, use of proceeds, the adverse effect that the COVID-19 pandemic has had and may continue to have on the Company's business and results of operations; ReWalk's ability to have sufficient funds to meet certain future capital requirements, which could impair the Company's efforts to develop and commercialize existing and new products; ReWalk's ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market and the risk that its ordinary shares will be delisted if it cannot do so; ReWalk's ability to maintain and grow its reputation and the market acceptance of its products; ReWalk's ability to achieve reimbursement from third-party payors including CMS for its products; ReWalk's limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk's expectations as to its clinical research program and clinical results; ReWalk's expectations regarding future growth, including its ability to increase sales in its existing geographic markets and expand to new markets; ReWalk's ability to obtain certain components of its products from third-party suppliers and its continued access to its product manufacturers; ReWalk's ability to improve its products and develop new products; ReWalk's compliance with medical device reporting regulations to report adverse events involving the Company's products, which could result in voluntary corrective actions or enforcement actions such as mandatory recalls, and the potential impact of such adverse events on ReWalk's ability to market and sell its products; ReWalk's ability to gain and maintain regulatory approvals; ReWalk's expectations as to the results of, and the Food and Drug Administration's potential regulatory developments with respect to its mandatory 522 postmarket surveillance study; ReWalk's ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of the Company's IT systems significantly disrupting its business operations; ReWalk's ability to establish a pathway to commercialize its products in China; the impact of substantial sales of the Company's shares by certain shareholders on the market price of the Company's ordinary shares; ReWalk's ability to use effectively the proceeds of its offerings of securities; the risk of substantial dilution resulting from the periodic issuances of ReWalk's ordinary shares; the impact of the market price of the Company's ordinary shares on the determination of whether it is a passive foreign investment company; the market and other conditions; and other factors discussed under the heading "Risk Factors" in ReWalk's annual report on Form 10-K for the year ended December 31, 2020 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause ReWalk's actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Investor Contact:
Ori Gon
Chief Financial Officer
ReWalk Robotics Ltd.
T: +972-4-9590123
E: investorrelations@rewalk.com